SUPPLEMENT DATED JUNE 6, 2025
TO THE SUMMARY PROSPECTUS, PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND (THE
“FUND”)

I.	The Fund's Board of Trustees has approved a change to the Fund's name and the addition of a new 80% investment policy. Therefore, the Fund's Summary Prospectus, Prospectus and SAI are amended as follows:

a.	Effective September 30, 2025, all references to "Putnam International Capital Opportunities Fund” in the Fund's Summary Prospectus, Prospectus and SAI are replaced with "Putnam International Small Cap Fund”.
b.	b. Effective September 30, 2025, the following replaces the first sentence of the section titled "Investments, risks and performance - Investments” in the Fund's Summary Prospectus and Prospectus.
Under normal circumstances, the fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes, if any) in companies of a size similar to those in the S&P Developed Ex-U.S. SmallCap Index. This policy may be changed only after 60 days' notice to shareholders. As of April 30, 2025, the capitalization range for companies in this S&P Developed Ex-U.S. SmallCap Index was $6.15 million to $18,867.26 million. We invest mainly in common stocks (growth or value stocks, or both) of companies outside of the United States that we believe have favorable investment potential..
II.	Additionally, effective June 2, 2025, the following replaces the "Annual fund operating expenses” table and "Example” table in the section of the Fund's Summary Prospectus and Prospectus titled "Fees and expenses”:

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees[1]	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense reimbursement[2]	Total annual fund operating expenses after expense reimbursement[3]
Class A	1.02%	0.25%	0.32%	1.59%	(0.08)%	1.51%
Class C	1.02%	1.00%	0.32%	2.34%	(0.08)%	2.26%
Class R	1.02%	0.50%	0.32%	1.84%	(0.08)%	1.76%
Class R6	1.02%	-	0.16%	1.18%	(0.13)%	1.05%
Class Y	1.02%	-	0.32%	1.34%	(0.29)%	1.05%
1.	Management fees reflect a performance adjustment. The fund's base management fee is subject to adjustment, up or down, based on the fund's performance relative to the performance of the S&P’s base management fee prior to any performance adjustment was 0.91%.
2.	Effective June 2, 2025, the fund's investment manager has agreed to waive fees and/or reimburse operating expenses (excluding 12b-1 fees, interest expense, payments under the fund's investor servicing contract, brokerage commissions, taxes, acquired fund fees and expenses, investment-related expenses (such as short selling and lines of credit costs) and extraordinary expenses, such as those relating to litigation, indemnification, reorganizations and liquidations) for the fund so that the ratio of total annual fund operating expenses will not exceed 1.05% for each share class. In addition, fund's investor servicing agent has agreed to waive all investor servicing fees with respect to Class R6 and Y shares of the fund. These contractual fee waiver and expense reimbursement arrangements run until December 30, 2026. During their terms, the fee waiver and expense reimbursement arrangements may not be terminated or amended without approval of the board of trustees.
3.	Total annual fund operating expenses after expense reimbursement have been restated to reflect current waiver arrangements and operating expense caps.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the fee waiver/expense reimbursement arrangements described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$720	$1,041	$1,384	$2,349
Class C	$329	$723	$1,244	$2,484
Class C (no redemption)	$229	$723	$1,244	$2,484
Class R	$179	$571	$988	$2,152
Class R6	$107	$362	$637	$1,422
Class Y	$107	$396	$706	$1,587

Shareholders should retain this Supplement for future reference.